March 13, 2013 Global Eagle Entertainment Investor Presentation

Safe Harbor Statement

FORWARD LOOKING STATEMENTS

This presentation includes "forward -looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "potential", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the expected performance, strategies, prospects and other aspects of the businesses of Global Eagle Entertainment Inc. ("Global Eagle"), Advanced Inflight Alliance ("AIA") and Row44, Inc. ("Row44") are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the risk that the recently completed business transaction disrupts current plans and operations; (2) the ability of the combined company to deliver on proposed products and services, which may be affected by competition, maintaining relationships with suppliers, obtaining adequate supply of products and retaining its key employees; (3) costs related to the proposed business combination; (4) changes in applicable laws or regulations; and (5) other risks and uncertainties indicated from time to time in the definitive proxy statement recently filed by Global Eagle with the SEC, including those under "Risk Factors" therein, and other filings with the SEC by Global Eagle. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Global Eagle, AIA and Row44 undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

In this presentation, we disclose EBITDA and Adjusted EBITDA, which are non-GAAP financial measures, as supplemental measures to help investors evaluate the operational performance of Row44 and AIA separately and on a combined basis. EBITDA represents earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA represents earnings before interest, income taxes, depreciation and amortization, accelerated employee stock option expense, change in derivate liability expense, executive termination costs and transaction expense. EBITDA and Adjusted EBITDA do not represent, and should not be considered, alternatives to GAAP measurements such as net income, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. A reconciliation of EBITDA and Adjusted EBITDA to net income (loss), its comparable GAAP financial measure, is set forth on the last slide of this presentation. By eliminating interest, income taxes, depreciation and amortization, accelerated employee stock option expense, change in derivate liability expense, executive termination costs and transaction expense, we believe the result is a useful measure across time in evaluating the fundamental core operating performance of AIA and Row44 separately and on a combined basis. Management intends to use EBITDA and Adjusted EBITDA to manage our business, including in preparing its annual operating budget, financial projections and compensation plans. We believe that EBITDA and Adjusted EBITDA are also useful to investors because similar measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, EBITDA and Adjusted EBITDA do not include interest expense or the payment of income taxes or depreciation expense on our capital assets, which are necessary elements of our operations. Since EBITDA and Adjusted EBITDA do not account for these and other expenses, its utility as a measure of our operating performance has material limitations. Due to these limitations, our management does not view EBITDA and Adjusted EBITDA in isolation and also uses other measurements, such as net income, revenue and operating profit, to measure operating performance.

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Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

3 Investment Summary Pure - play, leader in global in - flight entertainment and connectivity market ( IFE&C ) Strong management, unique product portfolio and healthy financial position Organic growth, secular trends and consolidation opportunities Acquisition by Global Eagle of Row 44 and 86% of AIA created industry powerhouse Well positioned to capitalize on growth of industry Business model driven by multiple growth levers Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

▪ Satellite - based Connectivity ▪ IPTV / VOD ▪ Wi - Fi Content Delivery Unique Growth Platform The largest inflight entertainment and connectivity platform Connectivity Only Pure - play Public Company in the IFE&C Industry Connectivity Installed on A pproximately 500 Planes Expected by Q2 2013 ▪ Film, TV, Games ▪ Customer Digital Interface ▪ Paperless Cabin Providing Entertainment to 130+ Airlines Worldwide ▪ Experienced Media Executives ▪ Strong Studio Relationships ▪ M&A Expertise Capital and Media Industry Relationships Capital Content 4 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

5 The Transaction Global Eagle Acquisition Corp. acquired Row 44 and 86% of the shares of AIA on January 31, 2013 Fulfilled SPAC objective of acquiring business offering worldwide digital media growth opportunity Changed name to Global Eagle Entertainment and listed as ENT on NASDAQ United senior management teams and established strong board of directors Initial market capitalization of $540 million with 55 million common shares outstanding Balance sheet supported by $110 million in cash and almost no debt Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

6 The Opportunity Travelers expect to be connected everywhere – particularly high yield business passengers Airline industry increasingly competing for passengers based on in - flight product offerings, including IFE&C , and looking for sources of ancillary revenue Global Eagle offers airlines a “one - stop shop” for all connectivity and content needs – customizable portal tailored to their design and branding requirements Strong secular tail winds driven by growth of airline passengers and expansion of aircraft fleets Wi - Fi equipped aircraft expected to more than double by 2016 Aircraft connectivity penetration still only 22%; significant upside potential Industry is poised for uptick in growth due to technological innovation and expansion of offerings; consolidation is inevitable Global Eagle market share: Less than 10% of $3 billion market Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

10,763 1,660 9,103 5,279 3,209 2,574 1,359 3,933 11,678 6,638 14,382 635 18,315 13,972 2,294 2011 Active Worldwide Fleet Retirements Current Active in 2016E New Deliveries 2016E Active Worldwide Fleet Widebody Narrowbody 8,423 9,147 9,939 10,773 11,662 12,650 2011 2012E 2013E 2014E 2015E 2016E Passengers 2.83 2.97 3.10 3.25 3.40 3.56 2011 2012E 2013E 2014E 2015E 2016E Total 1,840 2,520 3,090 3,660 4,220 2012E 2013E 2014E 2015E 2016E Global Passengers (3) (in billions) Global Aircraft Fleet Forecast (4) Growth in Passengers & Aircraft Explosion in Availability of Entertainment and Content Aircraft Equipped with Connectivity (1) Aircraft with IFE Installed (2) (1) IMDC . (2) 2011 - 2015 figures provided by IMDC . 2011 - 2015 CAGR used to forecast 2016 estimate. (3) 2011 - 2013 figures from the IATA September 2012 Industry Financial Forecast Report. 2011 - 2013 CAGR used to forecast 2014 – 2016 estimates. (4) Data provided by Seabury Group. 2012E Penetration Rate: 13% 2016E Penetration Rate: 22% 2011A Penetration Rate: 60% 2016E Penetration Rate: 69% Strong Secular Demand For Inflight Services 7 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Vertical and Horizontal Consolidation Platform In - flight Connectivity 8 Internet IPTV Email TV / Movies On Demand Games Shopping Audio IFE Magazines / Newspapers SMS Texting Ad Sales Content Mgmt Paperless Cabin In - flight Content Global Eagle Entertainment: Only Full Service Platform Tapping into the $3.0 Billion Content and Connectivity Market Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Worldwide leader in providing content and services for in - flight entertainment systems Inflight Entertainment Leader ▪ 90 % market share in inflight games ▪ Original content creator ▪ Leader in paperless cabin apps ( eMeal menu, eDuty Free, eReader , eSurvey , World Traveler) Games / Apps ▪ Post - production services making content usable for airlines ▪ Services include subtitles, editing, encoding, duplicating, integrating, reformatting, voice - over, customizing Licensing ▪ Exclusive representative for 60 airlines ▪ Exclusive airline distributor of Lionsgate / Summit and other independent movie products for 130 airlines ▪ Exclusive airline distributor of Asian, Bollywood , European, Latin American and Middle Eastern content Content Services 9 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Inflight Connectivity Leader Customer Aircraft (~ 470 Installations) 421 Installations / 541 orders 52 Installations / 61 orders (potential additional 220 orders ) 5 orders (potential additional 23 orders ) 7 orders (potential additional 44 orders ) 12 orders (potential additional 16 orders) Leading Connectivity Technology 10 Leading provider of in - flight internet connectivity that can cover both land and sea Leading provider of in - flight internet connectivity that can cover both land AND sea Ku - band technology provides high speed broadband internet via a flexible and scalable satellite platform Entertainment portal provides significant revenue streams (Live television, Video on Demand, advertisements and, under development, text & telephony) Exclusive relationship with Hughes in North America, the largest satellite ISP in the world Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Scalable, Ubiquitous, Global Platform For The Future Global Eagle is already providing services to airlines operating worldwide Connectivity being rolled out globally as new airlines are signed 11 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Optimize our Product Mix ▪ Maximize our combined resources to create and deliver the industry’s best offerings Drive Market Share ▪ Introduce and cross - market our combined products to airline customers ▪ Customize solutions that meet their needs Expand our Portfolio ▪ Review selective M&A opportunities that help us to build on our resources and leadership Integration Process 12 1 2 3 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

2012 Unaudited Preliminary Results[1]

2012 Preliminary Adjusted EBITDA ($8M)

	Row 44	AIA[3]	Combined[4]
Revenue			
Connectivity	72	*	
Content	-	*	
Total Revenue	**$72**	**$166**	**$239**
Expenses			
Connectivity cost of sales	80	*	
Content cost of sales	-	*	
Personnel	8	*	
Research and development	3	*	
Selling, general and administrative	10	*	
Total Expense	**$102**	**$156**	**$257**
Operating Income (Loss)	**($29)**	**$11**	**($19)**
EBITDA[2]	**($32)**	**$15**	**($17)**
One-Time / Unusual Items	**$6**	**$3**	**$9**
Adjusted EBITDA[2]	**($26)**	**$18**	**($8)**

One-Time / Unusual Items:
- Change in Derivative Liability
- Impairment of Film Rights
- M&A and Transaction Expense
- Employee Comp / Termination Costs

1. These figures reflect the unaudited preliminary estimates of results of Row 44 and AIA, and Row 44 and AIA combined, for the fiscal year ended December 31, 2012. These estimates are made only as of the date of this presentation, are not final results and are subject to change.
2. EBITDA and Adjusted EBITDA are non-GAAP financial measures. For definitions of EBITDA and Adjusted EBITDA please refer to slide 2 and for a reconciliation of EBITDA and Adjusted EBITDA to their nearest GAAP equivalent please see the last slide of this presentation.
3. Reflects 100% of AIA's results; Global Eagle currently owns approximately 90% of AIA's outstanding shares.
4. The business combination among Global Eagle, Row 44 and AIA was consummated on January 31, 2013. This column reflects a mathematical addition of the unaudited preliminary results of Row 44 and AIA (see footnote 3) for the fiscal year ended December 31, 2012. There are no adjustments made in the combined presentation.

** Line item data for AIA not yet available*

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Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Merging two companies at different stages of business growth ▪ Row 44 – rapid growth in 2011 and 2012 driven by lower margin equipment installations ▪ AIA – 12 years old with stable and growing earnings Revenue mix in 2013 transitioning to higher margin TV, VOD , Wi - Fi and Portal products sales Earnings inflection point expected in Q1 2013 ▪ New Southwest Airlines agreement in place February 1st ▪ Content and Wi - Fi sales growing 2013 Earnings Acceleration 14 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Media & entertainment background, technology expertise and transactional experience necessary to propel combined entity to a market - leading position Strong Management Team & Board of Directors Executive / Board Positions in Media and Entertainment Acquisition Integration Experience Technology Expertise Entrepreneurial Success: Driving Growth and IRR P P P P Jeff Sagansky Harry Sloan Airline / Travel Expertise Edward Shapiro John LaValle | CEO P 15 Dave Davis | CFO Senior Management Founding Board Members Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

Strong Management Team & Board of Directors

Louis Belanger-Martin

Louis Belanger-Martin was named Vice Chairman of Global Eagle Entertainment in January 2013. He continues to serve as the Chief Executive Officer at AIA, a position he has held since 2011. Mr. Belanger-Martin also continues to serve as a Member of the Management Board at AIA. The founder of DTI Software, Belanger-Martin is credited as one of the executives who pioneered the in-flight entertainment business. He continues to maintain key relationships for AIA and Global Eagle Entertainment with the company's customers, which include more than 100 airlines as well as with international equipment manufactures and leading consortiums of videogame producers.

Jeffrey Epstein

Jeffrey E. Epstein has served as a Director of Global Eagle Entertainment since January 2013. Mr. Epstein is an Operating Partner at Bessemer Venture Partners and a Senior Advisor at Oak Hill Capital Partners. He has served on the Board of Directors of priceline.com since April 2003, and is currently a member of the Audit Committee and the Compensation Committee of that company. Since April 2012, Mr. Epstein has also served on the board of directors and as a member of the Audit Committee and the Nominating & Governance Committee of Shutterstock, Inc. Mr. Epstein was Executive Vice President and Chief Financial Officer of Oracle Corporation from September 2008 to April 2011. Mr. Epstein was Executive Vice President and Chief Financial Officer of Oberon Media, Inc. from April 2007 to June 2008. Mr. Epstein is a member of the Audit and Compliance Committee of the Stanford University Hospital and a member of the Management Board of the Stanford University Graduate School of Business. He holds an MBA from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar, and a BA from Yale College, where he graduated summa cum laude, Phi Beta Kappa.

Jeffrey Leddy

Jeffrey A. Leddy has served on the Board of Directors since January 2013. Mr. Leddy currently serves as the Chief Executive Officer of Hughes Telematics, Inc. (HTI) and served as a member of its board of directors since the merger in March 2009 between HTI and Polaris Acquisition Corp. Mr. Leddy served as the Chief Executive Officer of Hughes Telematics, Inc. from December 2006 and as a member of HTI's board of directors since March 2006. From April 2003 through December 2006, Mr. Leddy served as Chief Executive Officer and President of SkyTerra Communications, Inc. (SkyTerra). Prior to serving as Chief Executive Officer and President, Mr. Leddy served as the President and Chief Operating Officer of SkyTerra from October 2002 and its Senior Vice President of Operations from June 2002. From September 1980 to December 2001, Mr. Leddy worked for EMS Technologies serving most recently as Vice President. From 2005 to 2011, Mr. Leddy served on the board of directors of Hughes Communications, Inc. and Hughes Systique Corporation and on the board of managers of Hughes Network Systems, LLC. From 2006 to 2008, Mr. Leddy served on the board of directors of SkyTerra. Mr. Leddy received his bachelor's degree in Physics from the Georgia Institute of Technology and a master's degree in Electrical Engineering from Stanford University.

Robert (Bob) Reding

Robert (Bob) Reding was appointed to the Global Eagle Entertainment Board of Directors in February 2013. Mr. Reding has been a consultant in the commercial airline industry since January 2012. From September 2007 until December 2012, Mr. Reding was Executive Vice President — Operations for American Airlines and Executive Vice President of AMR Corporation. Prior to that, Mr. Reding served as Senior Vice President — Technical Operations for American from May 2003 to September 2007. Mr. Reding joined AMR Corporation in March 2000 and served as Chief Operations Officer of AMR Eagle through May 2003. Prior to joining AMR Corporation, Mr. Reding served as President and Chief Executive Officer of Reno Air from 1992 to 1998 and President and Chief Executive Officer of Canadian Regional Airlines from 1998 to March 2000. Mr. Reding is a distinguished graduate of the United States Air Force pilot training program and served as an officer and pilot flight examiner with the United States Air Force from 1972 to 1979. He has an FAA Air Transport Pilot Rating for Douglas DC-9-MD-80 and Boeing 737 series aircraft and has accumulated over 10,000 hours as a commercial pilot. Mr. Reding is an honors graduate from the California State Polytechnic University with a Bachelor of Science degree in Aeronautical Engineering and received his master's degree in Business Administration from Southern Illinois University. He is a member of the President's Council of the California State Polytechnic University and has served as a board member for numerous aviation, civic and charitable organizations.

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Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved

2012 Unaudited Preliminary Results: GAAP to Non - GAAP Adjustments 1 17 Copyright © 2013 Global Eagle Entertainment Inc. All Rights Reserved 1. These figures reflect the unaudited preliminary estimates of results of Row 44 and AIA, and Row 44 and AIA combined, for the fis cal year ended December 31, 2012. These estimates are made only as of the date of this presentation, are not final results and are subject to change. 2. Reflects 100% of AIA’s results; Global Eagle currently owns approximately 90% of AIA’s outstanding shares. 3. T he business combination among Global Eagle, Row 44 and AIA was consummated on January 31, 2013. This column reflects a mathematical addition of the unaudited preliminary results of Ro w 44 and AIA (see footnote 3) for the fiscal year ended December 31, 2012. There are no adjustments made in the combined presentation. * Line item data for AIA not yet available ($ Millions) Row 44 AIA 2 Combined 3 Net Loss Available to Common Stockholders ($52) * Preferred stock dividends 8 * Accretion of preferred stock 1 * Net Income (Loss) ($43) $5 ($39) Total Interest Income / Expense 10 * Depreciation & Amortization 1 * EBITDA ($32) $15 ($17) Accelerated Employee Stock Expense 2 * Change in Derivative Expense 4 * Other .3 * Transaction Expense 1 * Total Adjustments $18 $13 $31 Adjusted EBITDA ($26) $18 ($8)

March 13, 2013 Global Eagle Entertainment Investor Presentation